SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K
                        AMENDMENT NO. 2


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report                                    JULY 30, 1996
(Date of earliest event reported)


              CENTRAL ILLINOIS FINANCIAL CO., INC.
     (Exact name of Registrant as specified in its charter)


                            DELAWARE
         (State or other jurisdiction of incorporation)


        33-90342                                37-1338484
(Commission File Number)                     (I.R.S. Employer
                                          Identification Number)



100 WEST UNIVERSITY AVENUE, CHAMPAIGN, ILLINOIS                     61820
    (Address of principal executive offices)                      (Zip Code)



                         (217) 351-6500
      (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 6, 1996, Central Illinois Financial Co., Inc., a Delaware corporation (the "Company") filed a Form 8-K with the Securities and Exchange Commission providing information under Item 4 of Form 8-K regarding its retention of McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 1996, to replace KPMG Peat Marwick LLP, the previous auditors of the Company. On August 9, 1996, the Company filed Amendment No. 1 to the Form 8-K to correct a technical error in the EDGAR coding of the originally filed Form 8-K. This Amendment No. 2 is being filed to provide the letter from KPMG Peat Marwick LLP required under Item 4 of Form 8-K and Items 304(a)(3) and 601(b)(16) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          (16) Letter  of  KPMG  Peat  Marwick  LLP  regarding   change  in
               certifying accountant
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CENTRAL ILLINOIS FINANCIAL CO., INC.
                         (Registrant)



Dated:  August 20, 1996
                         David B. White
                         Executive Vice President and
                         Chief Financial Officer

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